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Dr Pepper Snapple Group, Inc.
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Introducing Keurig Dr Pepper Investor Presentation Creating a New Challenger In the Beverage Industry Highly Confidential January 2018

Forward Looking Statements Certain statements contained herein are “forward-looking statements” within the meaning of applicable securities laws and regulations. These forward-looking statements can generally be identified by the use of words such as “anticipate,” “expect,” “believe,” “could,” “estimate,” “feel,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “will,” “would,” and similar words, phrases or expressions and variations or negatives of these words, although not all forward-looking statements contain these identifying words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the estimated or anticipated future results of the combined company following the proposed merger, the anticipated benefits of the proposed merger, including estimated synergies, the expected timing of completion of the proposed merger and related transactions and other statements that are not historical facts. These statements are based on the current expectations of Keurig Green Mountain Parent Holdings Corp. and Dr Pepper Snapple Group, Inc. management and are not predictions of actual performance. These forward-looking statements are subject to a number of risks and uncertainties regarding the combined company’s business and the proposed merger and actual results may differ materially. These risks and uncertainties include, but are not limited to: (i) the ability of the parties to successfully complete the proposed merger on anticipated terms and timing, including obtaining required shareholder and regulatory approvals and the satisfaction of other conditions to the completion of the proposed merger, (ii) access to significant debt financing for the proposed merger on a timely basis and reasonable terms and the impact such significant additional debt may have on our ability to operate the combined business following the proposed merger, (iii) risks relating to the integration of the Keurig Green Mountain Parent Holdings Corp. and Dr Pepper Snapple Group, Inc. operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the proposed merger will not be realized or will not be realized within the expected timeframe and (iv) risks relating to the businesses of Keurig Green Mountain Parent Holdings Corp. and Dr Pepper Snapple Group, Inc. and the industries in which they operate and the combined company will operate following the proposed merger. These risks and uncertainties, as well as other risks and uncertainties, will be more fully discussed in a proxy statement that will be filed by Dr Pepper Snapple Group, Inc. with the Securities and Exchange Commission in connection with the proposed merger. While the list of factors presented here is, and the list of factors to be presented in the proxy statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Any forward-looking statement made herein speaks only as of the date of this document. Neither Keurig Green Mountain Parent Holdings Corp. nor Dr Pepper Snapple Group, Inc. is under any obligation to, and each expressly disclaims any obligation to, update or alter any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by applicable laws or regulations. References to pro forma and combined pro forma information reflect Keurig Green Mountain's estimates for the combined company using Keurig Green Mountain's actual 2017 results and analyst consensus estimates for Dr Pepper Snapple Group, Inc., giving effect to the fully leveraged company and estimated synergies, utilizing a tax rate of 26% and do not reflect pro forma financial information presented pursuant to Article 11 of Regulation of S-X. Important Additional Information This communication is being made in respect of the proposed transaction involving Keurig Green Mountain Parent Holdings Corp. and Dr Pepper Snapple Group, Inc. The proposed transaction will be submitted to the stockholders of Dr Pepper Snapple Group, Inc. for their consideration. In connection therewith, Dr Pepper Snapple Group, Inc. intends to file relevant materials with the SEC, including a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of Dr Pepper Snapple Group, Inc. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement, any amendments or supplements thereto and other documents containing important information about Dr Pepper Snapple Group, Inc. once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Dr Pepper Snapple Group, Inc. will be available free of charge on Dr Pepper Snapple Group, Inc.’s website at https://www.drpeppersnapplegroup.com/ under the heading “SEC Filings and Proxy Statements” within the “Investors” portion of Dr Pepper Snapple Group, Inc.’s website. Stockholders of Dr Pepper Snapple Group, Inc. may also obtain a free copy of the definitive proxy statement by contacting Dr Pepper Snapple Group, Inc.’s Investor Relations Department at (972) 673-7000. Keurig Green Mountain Parent Holdings Corp., Bob Gamgort (Director and Chief Executive Officer of Keurig Green Mountain Parent Holdings Corp.), Ozan Dokmecioglu (Chief Financial Officer of Keurig Green Mountain Parent Holdings Corp.), Bart Becht (a Director of Keurig Green Mountain Parent Holdings Corp.) may be deemed to be “participants” under SEC rules in any solicitation of Dr Pepper Snapple Group, Inc. stockholders in respect of a Keurig Green Mountain Parent Holdings Corp. proposal for a transaction with Dr Pepper Snapple Group, Inc.. Neither Keurig Green Mountain Parent Holdings Corp. nor any of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in Dr Pepper Snapple Group, Inc. or the matters to be acted upon in connection with a potential transaction involving Keurig Green Mountain Parent Holdings Corp. and Dr Pepper Snapple Group, Inc. 2

Presenters LARRY YOUNG President & Chief Executive Officer Dr Pepper Snapple BOB GAMGORT Chief Executive Officer Keurig Green Mountain OZAN DOKMECIOGLU Chief Financial Officer Keurig Green Mountain 3

Today’s Agenda A Compelling Combination Overview of Keurig Green Mountain Overview of Dr Pepper Snapple Creating a New Challenger In the Beverage Industry Transaction Highlights 4

Strong Value Creation for Dr Pepper Snapple Shareholders Jan. 26 Value at Closing $103.75 Special Cash Dividend 1 2 1 Share of DPS 1 Share of KDP $95.65/share closing price KDP 2017 Pro Forma EPS of 1.273 1100% of DPS 213% of KDP 3 Based on KGM actual, consensus estimates for DPS, fully leveraged with $600M synergies and a 26% tax rate 5

Combining Two Industry Leaders • Leading player in flavored beverages in North America across all major categories • Leader in single-serve coffee in North America with installed brewers in more than 25 million North American homes and offices • Over 50 owned, licensed and allied brands with 9 of the 10 leading brands holding No. 1 or No. 2 position • 75 owned, licensed and partner brands are available in the system • Powerful distribution system enables point-of-sale reach with company-owned DSD, partnerships and warehouse delivery • Strong distribution capabilities in traditional retail channels combined with unique strength in ecommerce and office/hospitality • • 2017E Revenue: $6.7 billion1 2017E Adjusted Op. Income: $1.4 billion1, 2 • • 2017 Revenue: $4.1 billion 2017 Adjusted Op. Income $1.1 billion2 1 Analyst Consensus Estimate 2 Excludes one-time non-recurring expenses and intangible amortization 6

Combining Two Industry Owned, Licensed, Allied and Partner Brands Leaders 7

Our View of the Changing Consumer Beverage Industry From Manufacturer Definition Hot Beverage To Consumer Need States Indulgent Wholesome CSD E.g., consumer need for afternoon energy boost Consumer Choice Set Hydrate Water Refresh Refrigerated Energize 8

Any Consumer Need, Any Place, Anytime Consumer Need For Afternoon Energy Boost Multiple Formats All Channels 9

Keurig Dr Pepper: A New Challenger In the Beverage Industry • Broad portfolio of iconic brands – the first with scale across cold and hot beverages Strong exposure to high-growth segments Broad and complementary point-of-sale reach, fully delivering scale benefit Attractive growth opportunities through innovation and brand consolidation Attractive Top-Line Growth Opportunities • • • • • $600 million in synergies on an annualized basis by 2021 Strong cash flow supports quick deleveraging, with a target of Net Debt/EBITDA below 3.0x within 2-3 years after closing, maintaining an investment grade rating Significant Cost and Cash Synergies • Value creation-focused beverage industry management team with public company and integration experience Proven Team 10

Keurig Green Mountain Has Transformed Under Private Ownership FROM: Unfocused management drifted into non-core category pursuits and international expansion TO: Disciplined business model focused on single-serve coffee in North America • • • Consumer-friendly, open system successfully gaining partners based on quality, price, service and innovation • Business model reliant on IP to keep partners and consumers in the closed system • Brewer gross margin trending toward break-even, enabling significant investment in system marketing and innovation • Significant brewer losses limited investment in system marketing and machine innovation • Non-optimized supply chain and organizational structure led to widespread inefficiencies • Supply chain reinvention and organization restructuring are delivering significant productivity • Poor cash management and ineffective capital investment strategy limited free cash flow • Best-in-class cash management enables rapid deleveraging 11

Building on the Strengths of KGM’s Strategic Assets RETAIL GROWTH ENGINE POWER OF KEURIG BRAND UNMATCHED CHOICE KGM is THE driver of dollar growth for the coffee category Over 75 leading owned, licensed and partner brands The Top 50 Brands $ Share Chg ’10 –’17 US Coffee Retail Sales ($ Billion) $10 ---$8 +34pts $6 (7pts) $4 (27pts) $2 $0 #15 on 2017 list of America’s Most Relevant Brands (+18 places) 2010 2011 2012 2013 2014 2015 2016 2017 12 Source: 2017 Prophet brand relevance study (Ca. 13,500 customers surveyed, 275 brands, 27 industries); IRI MULO Dollar Sales Whole Bean Single-Serve Instant Ground

Improving Business and Financial Performance Strategic Pod Price Reduction Funded by Efficiencies Investments In Marketing and Innovation Have Restored Growth At-Home Pod Consumption Volume vs. Year-Ago 12.2% 1 Excludes one-time non-recurring expenses and intangible amortization 2 Change from 2015 to 2017 3 Leverage at time of JAB acquisition, March 2016 2015 2016 H1 2017 H2 2017 13 Source: Keurig Green Mountain Source: IRI plus KGM estimate for unmeasured channels 6.7% 4.5% 0.3% KGM-End December201520172 yr CAGR Pod Volume (B)10.5 11.33% Net Sales ($M)4,3924,135-3% Adj. Op. Income ($M)1 8211,06914% Margin18.7%25.8%710 BPS2 Net Debt ($B)5.73.3 Net Debt / EBITDA5.5x32.7x

Strong Ability to Capture Significant Additional Growth Single-Serve Coffee HH KGM/Bain US Household Penetration Research Penetration TODAY Quality Image Convenience Variety Value US Full Potential France Modern NL Consumer Need Clusters 14 Source: Keurig Green Mountain management, Bain & Company Consumer Study KGM brewers’ US household penetration increased to 20%, up from 17% in 2015, despite only relatively recent initiation of marketing investment and brewer innovation pipeline 65% 63% 1.5 – 2.5X HH Penetration Potential 20%

Elements In Place To Deliver Further Growth • Rollout of the brewer innovation pipeline • Expanded roll-out of recyclable K-Cup pods – Canada to be completed in 2018; on track for 2020 US completion System HH Penetration Growth • Significant e-commerce channel penetration, including Keurig.com • Launched 15K wifi-connected brewers to deliver first-ever point-of-consumption data • Increased system consumer investment and launched successful marketing campaigns • Added previously unlicensed coffee brands/partners K-Cup Pod Mix • Extended multiple existing partner agreements 15

DPS’ Iconic Brands Are Leaders In Their Categories Flavor Leaders in US CSD Leading Non-Carbonated Brands #1 in its flavor category #2 overall flavored CSD in US #2 lemon-lime CSD in the US #1 ginger ale in US & Canada #2 Premium shelf-stable RTD tea in US Fastest growing enhanced water in US #1 branded apple juice in US #1 branded apple sauce in US #1 root beer in the US #2 ginger ale in US and Canada #1 orange CSD in US #2 Branded shelf-stable fruit drink in US Leading spicy tomato juice brand in US, Canada and Mexico #1 grapefruit CSD in US #1 carbonated mineral water in Mexico 16 Source: Company presentations and IRI

DPS is the Partner of Choice for Entrepreneurial Brands oda - introduced in 1937 17 Source: Company filings and company websites Leading coconut water brand #1 premium bottled water brand in the US Line of better-for-you sports drinks Combines the best of energy drinks and vitamin enriched waters The original red cream s Balanced PH Water Offered in a variety of fruit flavors, fortified with Vitamin C Nation’s first Ready-to-Drink cold brew coffee Line of functional beverages

DPS Has Delivered Consistent Performance Business Mix Revenue ($ in billions) Adjusted Operating Income ($ in billions) 18 Source: 2016 Company Results Source: 2013-2016 Company Results, 2017 Consensus Estimate

Creating a New Challenger In the Beverage Industry + !<EURIG GREEN MOUNTAIN , .DR PEPPER t •SNAPPLEGRoup 19

Any Consumer Need, Any Place, Anytime Consumer Need For Afternoon Energy Boost Multiple Formats All Channels 20

Strong Exposure to Segments That Generate Both Scale & High Growth Consumer Packaged Beverage Category, $US retail sales billions in US and CA, 2016 SCALE GROWTH $22 $47 $22 $21 $19 $10 $15 $4 100 bucha .8 Other % ’11-’16 CAGR Ranges 80 $12 Regular colas $1 Black >10% 60 6-10% 3-6% 40 $2 Green/ Herbal/ Fruit $26 Non-colas 0-3% 20 <0% 0 Carbonates Juice Milk Water Sport/Energy RTD Tea/Coffee Coffee Tea/other 21 Source: McKinsey Retail Dollar Estimates based on Beverage Digest, Nielsen and Euromonitor; US + Canada; excludes non-packaged formats (e.g. CSD Fountain, Coffee Shop Retail locations) $9 Low sugar/Diet colas $0.9 Coconut $3 Flavored drinks $1.1 Carbonated $10 Sport $1.1 Kom-1 $1.0 Instant $0 $2 Concentrates $1.3 Whole bean $1.4 Flavored $3 RTD coffee $8 Juice drinks $15 Milk $0.1 Powdered milk $2 Functional $6 Single-Serve $14 Still $6 Still RTD tea $12 Energy $11 100% Juice $7 Ground $2 Milk alternatives

Expansion Into High-Growth RTD Coffee and Tea KGM Owned JAB Owned JAB Owned KGM and JAB Minority Investment JAB Owned 22

World-Class Iconic Brands Across Hot and Cold Beverages Carbonates (1%) to 1% Non-Colas +1 to 2% Juice (2%) to 0% Coconut +10% Water Sport / Energy RTD Tea RTD Coffee Tea SS Coffee Category Retail $ Trends1 3% to 6% 6% to 10% 6% to 10% +10% 0% to 2% +10% Dr Pepper Snapple Keurig Green Mountain/ JAB 23 1McKinsey Retail Dollar Estimates for 2011 to 2016, based on Beverage Digest, Nielsen and Euromonitor; US + Canada; excludes non-packaged formats (e.g. CSD Fountain, Coffee Shop Retail locations) Allied / Partner Owned / Invested DPS Brand

Unrivaled Nationwide Distribution Capabilities Each Company Brings Unique Channel Strengths That Expand the Reach of the Combined Business Ecommerce Convenience Retail Grocery / Mass Workplace / Office Drug / Dollar Club Department Specialty Local DSD Access Cold Drink / Vending Local Retail 24

$600 Million of Targeted Synergies Integrating warehousing and transportation across the Direct procurement savings on overlapping materials Purchasing scale on indirect spend categories Optimization of duplicate positions and processes combined network Expected one-off costs of ~$750 million Estimated synergies expected to be realized by 2021, on an annualized basis 25

Management and Governance • • • • Keurig Green Mountain and Dr Pepper Snapple will continue to operate out of their current locations Bob Gamgort, CEO of Keurig Green Mountain, will be the CEO of Keurig Dr Pepper, based in Burlington, MA Ozan Dokmecioglu, CFO of Keurig Green Mountain, will be CFO of Keurig Dr Pepper, based in Burlington, MA The combined company will draw on the leadership of both companies, who will continue running their respective businesses Both management teams have longstanding consumer goods expertise with an average 25+ years of experience Proven expertise in growing and expanding brands and companies, organically and through M&A Management and Operations • • • • • • • • Bart Becht to become Chairman of the Board Bob Gamgort to become Executive Member of the Board Four additional JAB-appointed Directors Two Dr Pepper Snapple-appointed Directors, including Larry Young Two Mondelēz International-appointed Directors Two Independent Directors Board of Directors Anchor Shareholder • • JAB and its partners will together make an equity investment of $9 billion as part of the financing of the transaction Upon closing of the transaction, JAB and its partners will own 87% of the combined company 26

Key Transaction Highlights • At closing, Dr Pepper Snapple shareholders to receive $103.75 per share special dividend in cash and will continue to own their shares in the existing but newly named public company Upon closing, Dr Pepper Snapple’s current shareholders will own 13% of Keurig Dr Pepper and Keurig Green Mountain’s current shareholders will be issued new Keurig Dr Pepper shares and as a result, will own 87% of Keurig Dr Pepper Consideration • • • • Committed to maintaining investment grade rating No refinancing of existing outstanding Dr Pepper Snapple bonds; total net debt at closing of $16.6B Targeting Net Debt/EBITDA of below 3.0x within 2-3 years after close Capital Structure Dividend • Expects $0.60 annual dividend per share • Dr Pepper Snapple shareholder approval and satisfaction of customary closing conditions, including receipt of regulatory approvals Transaction expected to close in the second calendar quarter of 2018 Fiscal year-end of Keurig Dr Pepper to be aligned with calendar year Timetable/ Approvals • • 27

Pro Forma 2017 Financials DPS Consensus1 KGM Actual Synergy Full Run Rate2 Combined Pro-Forma M USD Sales 6,700 4,135 0 10,835 1,0693 Adjusted Op Income 1,393 600 3,062 Adjusted Net Income4 1,776 Shares (B) 1.4 Pro-Forma EPS 1.27 1 Analyst consensus estimate 2 Fully realized deal synergies 3 Excludes one-time non-recurring expenses and intangible amortization 4 Pro-forma fully leveraged with $600M synergies and a 26% tax rate Note: 2017 combined pro-forma EBITDA: $3.4B (including synergies) 28

Keurig Dr Pepper: A New Challenger In the Beverage Industry • Broad portfolio of iconic brands – the first with scale across cold and hot beverages Strong exposure to high-growth segments Broad and complementary point-of-sale reach, fully delivering scale benefit Attractive growth opportunities through innovation and brand consolidation Attractive Top-Line Growth Opportunities • • • • • $600 million in synergies on an annualized basis by 2021 Strong cash flow supports quick deleveraging, with a target of Net Debt/EBITDA below 3.0x within 2-3 years after closing, maintaining an investment grade rating Significant Cost and Cash Synergies • Value creation-focused beverage industry management team with public company and integration experience Proven Team 29

Creating a New Challenger In the Beverage Industry + !<EURIG GREEN MOUNTAIN , .DR PEPPER t •SNAPPLEGRoup 30

Additional Information:

This communication may be deemed solicitation material in respect of the proposed business combination. In connection with the proposed transaction, Dr Pepper Snapple Group plans to file with the SEC and furnish to its stockholder a proxy statement and other relevant documents. Dr Pepper Snapple Group’s stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement because they will contain important information about the proposed transaction. Dr Pepper Snapple Group’s stockholders will be able to obtain a free copy of such proxy statement when it becomes available, as well as other filings containing information about each party to the proposed transaction, without charge, at the SEC’s internet site (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference therein can also be obtained without charge, when they become available, by directing a request to Investor Relations, Dr Pepper Snapple Group, Inc. at 972-673-7000.

The directors and executive officers of each party may be deemed to be participants in the solicitation of proxies from Dr Pepper Snapple Group’s stockholders in respect of the proposed transaction.  Information regarding the directors and executive officers of Dr Pepper Snapple Group is currently available in its proxy statement for its 2017 annual meeting of stockholders filed with the SEC by Dr Pepper Snapple Group on March 28, 2017.  Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials that will be filed by Dr Pepper Snapple Group with the SEC when they become available.

Any information concerning JAB Holding Company contained in this document has been taken from, or is based upon, publicly available information. Although we do not have any information that would indicate that the information contained in this document that has been taken from such documents is inaccurate or incomplete, we do not take any responsibility for the accuracy or completeness of such information.